UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 10, 2020

Hilton Grand Vacations Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37794	81-2545345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6355 MetroWest Boulevard, Suite 180 Orlando, Florida	32835
(Address of principal executive offices)	(Zip Code)

(407) 613-3100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HGV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 10, 2020, Hilton Grand Vacations Parent LLC (“Holdings”), Hilton Grand Vacations Borrower LLC (the “Borrower”), Hilton Grand Vacations Inc. (the “Company”), and certain subsidiaries of the Borrower, entered into Amendment No. 3 to the Credit Agreement (the “Amendment”) which amended the Credit Agreement, dated as of December 28, 2016, as amended by Amendment No. 1 to the Credit Agreement, dated as of November 28, 2018, and Amendment No. 2 to the Credit Agreement, dated as of May 8, 2020, by and among the Borrower, the guarantors party thereto, the lenders party thereto, and Bank of America, N.A. as administrative agent, collateral agent, swing line lender and L/C issuer thereunder (as amended by the Amendment, the “Credit Agreement”), which amended certain terms of the credit facilities provided pursuant to the Credit Agreement (the “Credit Facilities”).

The Amendment is intended to provide a temporary waiver from the Borrower’s consolidated first lien net leverage financial covenant while at the same time imposing certain temporary restrictions during the waiver period, referred to in the Amendment as the “Waiver Period.” The waiver, the Waiver Period and any related restrictions may be unilaterally terminated by the Borrower in its sole discretion at any time. The Waiver Period begins on January 1, 2021 and terminates upon the earlier of (i) October 1, 2021 and (ii) any date designated by the Borrower, in its sole discretion, by delivering a written notice to the administrative agent as the date on which the Waiver Period will terminate.

For any applicable test periods during the Waiver Period, the consolidated first lien net leverage ratio financial covenant test will not apply. Additionally, on the last day of any fiscal quarter during the Waiver Period, the Borrower will not permit its liquidity to be less than $175,000,000. The Company may make a cash contribution to, or purchase or make an investment in, an equity interest of Holdings and the amount of the net cash proceeds will be deemed to increase liquidity as long as the proceeds are actually received by the Borrower as cash or common equity during a specified time frame and are not otherwise applied to certain other obligations.

The Borrower and its restricted subsidiaries are not permitted to declare or make restricted payments to other restricted subsidiaries during the Waiver Period other than pursuant to certain exceptions, such as restricted payments (i) to the Borrower and/or other restricted subsidiaries based on their relative equity ownership interests, (ii) consisting solely of additional equity interests, (iii) to cover ordinary course operating costs and expenses and other corporate overhead costs and expenses that are reasonable, and (iv) to pay for income and similar taxes, among others.

During the Waiver Period, borrowings under the Credit Facilities will bear interest at 2.50% per annum for base rate loans and 3.50% per annum for LIBOR rate loans.

This summary is qualified in its entirety by reference to the full text of the Amendment, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference, and other Loan Documents (as defined in the Credit Agreement). Except as described in this Current Report on Form 8-K or as set forth in the Amendment, all other terms and provisions of the Credit Agreement, including, without limitation, those provisions related to maturity date, maximum borrowing amounts, amortization, events of default, prepayment, and guarantees and collateral, remain the same.

Important Statement Regarding Forward-Looking Statements

The statements in this Current Report on Form 8-K, including the exhibits hereto, may include forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “would,” “could,” or similar expressions indicate a forward-looking statement; however, not all forward-looking statements include these identifying words. These forward looking statements involve substantial risks and uncertainties that could cause the outcome to be materially different, including the material impact of the Covid-19 pandemic on the Company’s business, operating results and financial condition, general economic conditions, and its ability to satisfy various financial and other covenants under its credit facility, as well as those factors that are discussed under the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that may update or supplement such disclosure. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company’s other filings with the Securities and Exchange Commission. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 10.1	Amendment No. 3 to the Credit Agreement, dated as of December 10, 2020, to the Credit Agreement, as amended, by and among Hilton Grand Vacations Borrower LLC, Hilton Grand Vacations Parent LLC, Hilton Grand Vacations Inc., the other lender parties thereto, the other guarantors thereto, and Bank of America, N.A., as administrative agent, collateral agent, L/C issuer and swing line lender.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON GRAND VACATIONS INC.

By:	/s/ Charles R. Corbin
Charles R. Corbin
Executive Vice President, General Counsel and Secretary

Date: December 10, 2020